                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 15, 2004

                  American Express Credit Account Master Trust
                             (Issuer in respect of the
             Class A Series 2000-1 7.20% Asset Backed Certificates,
             Class B Series 2000-1 7.40% Asset Backed Certificates,
             Class A Series 2000-2 Floating Rate Asset Backed Certificates, Class B Series 2000-2 Floating Rate Asset Backed Certificates, Class A Series 2000-3 Floating Rate Asset Backed Certificates, Class B Series 2000-3 Floating Rate Asset Backed Certificates, Class A Series 2000-4 Floating Rate Asset Backed Certificates, Class B Series 2000-4 Floating Rate Asset Backed Certificates, Class A Series 2000-5 Floating Rate Asset Backed Certificates, Class B Series 2000-5 Floating Rate Asset Backed Certificates, Class A Series 2001-1 Floating Rate Asset Backed Certificates, Class B Series 2001-1 Floating Rate Asset Backed Certificates, Class A Series 2001-2 5.53% Asset Backed Certificates,
             Class B Series 2001-2 5.83% Asset Backed Certificates,
             Class A Series 2001-3 Floating Rate Asset Backed Certificates, Class B Series 2001-3 Floating Rate Asset Backed Certificates, Class A Series 2001-4 Floating Rate Asset Backed Certificates, Class B Series 2001-4 Floating Rate Asset Backed Certificates, Class A Series 2001-5 Floating Rate Asset Backed Certificates, Class B Series 2001-5 Floating Rate Asset Backed Certificates, Class A Series 2001-6 Floating Rate Asset Backed Certificates, Class B Series 2001-6 Floating Rate Asset Backed Certificates, Class A Series 2001-7 Floating Rate Asset Backed Certificates, Class B Series 2001-7 Floating Rate Asset Backed Certificates, Class A Series 2002-1 Floating Rate Asset Backed Certificates, Class B Series 2002-1 Floating Rate Asset Backed Certificates, Class A Series 2002-2 Floating Rate Asset Backed Certificates, Class B Series 2002-2 Floating Rate Asset Backed Certificates, Class A Series 2002-3 Floating Rate Asset Backed Certificates, Class B Series 2002-3 Floating Rate Asset Backed Certificates, Class A Series 2002-4 Floating Rate Asset Backed Certificates, Class B Series 2002-4 Floating Rate Asset Backed Certificates, Class A Series 2002-5 Floating Rate Asset Backed Certificates, Class B Series 2002-5 Floating Rate Asset Backed Certificates, Class A Series 2002-6 Floating Rate Asset Backed Certificates, Class B Series 2002-6 Floating Rate Asset Backed Certificates, Class A Series 2003-1 Floating Rate Asset Backed Certificates, Class B Series 2003-1 Floating Rate Asset Backed Certificates, Class A Series 2003-2 Floating Rate Asset Backed Certificates, Class B Series 2003-2 Floating Rate Asset Backed Certificates, Class A Series 2003-3 Floating Rate Asset Backed Certificates, Class B Series 2003-3 Floating Rate Asset Backed Certificates, Class A Series 2003-4 1.69% Asset Backed Certificates,
             Class B Series 2003-4 1.90% Asset Backed Certificates,
             Class A Series 2004-1 Floating Rate Asset Backed Certificates, Class B Series 2004-1 Floating Rate Asset Backed Certificates, Class A Series 2004-2 Floating Rate Asset Backed Certificates, Class B Series 2004-2 Floating Rate Asset Backed Certificates, Class A Series 2004-3 4.35% Asset Backed Certificates,
             Class B Series 2004-3 4.55% Asset Backed Certificates,
             Class A Series 2004-4 Floating Rate Asset Backed Certificates, Class B Series 2004-4 Floating Rate Asset Backed Certificates, Class A Series 2004-5 Floating Rate Asset Backed Certificates and Class B Series 2004-5 Floating Rate Asset Backed Certificates.)
       ----------------------------------------------------------------------


              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     000-21424-04               13-3854638
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

 200 Vesey Street, New York, New York                           10285
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:       (212) 640-2357





           American Express Receivables Financing Corporation III LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-02              20-0942395
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2030





           American Express Receivables Financing Corporation IV LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-01              20-0942445
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2068




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate, dated as of November 9, 2004, for the Distribution Date occurring on November 15, 2004, covering activity from September 26, 2004 through October 25, 2004, and provided to the Bank of New York, as Trustee, under the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, as amended by the Second Amendment dated as of September 21, 2004 (the "Agreement"). Such Monthly Servicer's Certificate is attached hereto as Exhibit 20 and is incorporated herein by reference.

     On February 16, 2000, the Trust issued $432,500,000 Class A Series 2000-1 7.20% Asset Backed Certificates and $30,000,000 Class B Series 2000-1 7.40% Asset Backed Certificates (the "Series 2000-1 Class A Certificates" and the "Series 2000-1 Class B Certificates", respectively, and collectively, the
"Series 2000-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 8, 2000, to a Prospectus, dated as of February 8, 2000, and issued under the Agreement and the Series 2000-1 Supplement, dated as of February 16, 2000, to the Agreement (the "Series 2000-1 Supplement"). Interest on the Series 2000-1 Certificates accrues from February 16, 2000 and is payable on March 15, 2000, and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-1 Class A Certificates and the Series 2000-1 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-1 Supplement.

     On February 16, 2000, the Trust issued $412,500,000 Class A Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.165% per annum above one month LIBOR, and $40,000,000 Class B Series 2000-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above one month LIBOR (the "Series 2000-2 Class A Certificates" and the "Series 2000-2 Class B Certificates", respectively, and collectively, the "Series 2000-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 8, 2000, to a Prospectus, dated as of February 8, 2000, and issued under the Agreement and the Series 2000-2 Supplement, dated as of February 16, 2000, to the Agreement (the "Series 2000-2 Supplement"). Interest on the Series 2000-2 Certificates accrues from February 16, 2000 and is payable on March 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-2 Class A Certificates and the Series 2000-2 Class B Certificates is scheduled to be distributed on the February 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-2 Supplement.

     On May 3, 2000, the Trust issued $825,000,000 Class A Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.16% per annum above one month LIBOR, and $80,000,000 Class B Series 2000-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "Series 2000-3 Class A Certificates" and the "Series 2000-3 Class B Certificates", respectively, and collectively, the "Series 2000-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 27, 2000, to a Prospectus, dated as of April 27, 2000, and issued under the Agreement and the Series 2000-3 Supplement, dated as of May 3, 2000, to the
Agreement (the "Series 2000-3 Supplement"). Interest on the Series 2000-3 Certificates accrues from May 3, 2000 and is payable on June 15, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-3 Class A
Certificates and the Series 2000-3 Class B Certificates is scheduled to be distributed on the April 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-3 Supplement.

     On June 22, 2000, the Trust issued $1,000,000,000 Class A Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.125% per annum above three-month LIBOR, and $96,970,000 Class B Series 2000-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.350% per annum above three-month LIBOR (the "Series 2000-4 Class A Certificates" and the "Series 2000-4 Class B Certificates", respectively, and collectively, the "Series 2000-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 13, 2000, to a Prospectus, dated as of June 13, 2000, and issued under the Agreement and the Series 2000-4 Supplement, dated as of June 22, 2000, to the Agreement (the "Series 2000-4 Supplement"). Interest on the Series 2000-4 Certificates accrues from June 22, 2000 and is payable on September 15, 2000 and on the fifteenth day of each March, June, September and December - which are the Distribution Dates as described above. Principal with respect to the Series 2000-4 Class A Certificates and the Series 2000-4 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-4 Supplement.

     On September 15, 2000, the Trust issued $650,000,000 Class A Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.140% per annum above one month LIBOR, and $63,030,000 Class B Series 2000-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.380% per annum above one month LIBOR (the "Series 2000-5 Class A Certificates" and the "Series 2000-5 Class B Certificates", respectively, and collectively, the "Series 2000-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of September 8, 2000, to a Prospectus, dated as of September 8, 2000, and issued under the Agreement and the Series 2000-5 Supplement, dated as of September 15, 2000, to the Agreement (the "Series 2000-5 Supplement"). Interest on the Series 2000-5 Certificates accrues from September 15, 2000 and is payable on October 16, 2000 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2000-5 Class A Certificates and the Series 2000-5 Class B Certificates is scheduled to be distributed on the September 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2000-5 Supplement.

     On February 23, 2001, the Trust issued $618,750,000 Class A Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.42% per annum above one month LIBOR (the "Series 2001-1 Class A Certificates" and the "Series 2001-1 Class B Certificates", respectively, and collectively, the "Series 2001-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2001, to a Prospectus, dated as of February 13, 2001, and issued under the Agreement and the Series 2001-1 Supplement, dated as of February 16, 2001, to the Agreement (the "Series 2001-1 Supplement"). Interest on the Series 2001-1 Certificates accrues from February 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-1 Class A Certificates and the Series 2001-1 Class B Certificates is scheduled to be distributed on the February 16, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-1 Supplement.

     On March 23, 2001, the Trust issued $216,250,000 Class A Series 2001-2 5.53% Asset Backed Certificates and $15,000,000 Class B Series 2001-2 5.83% Asset Backed Certificates (the "Series 2001-2 Class A Certificates" and the "Series 2001-2 Class B Certificates", respectively, and collectively, the
"Series 2001-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 15, 2001, to a Prospectus, dated as of March 15, 2001, and issued under the Agreement and the Series 2001-2 Supplement, dated as of March 23, 2001, to the Agreement (the "Series 2001-2 Supplement"). Interest on the Series 2001-2 Certificates accrues from March 23, 2001 and is payable on April 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-2 Class A Certificates and the Series 2001-2 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-2 Supplement.

     On April 3, 2001, the Trust issued $618,750,000 Class A Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $60,000,000 Class B Series 2001-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "Series 2001-3 Class A Certificates" and the "Series 2001-3 Class B Certificates", respectively, and collectively, the "Series 2001-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 15, 2001, to a Prospectus, dated as of March 15, 2001, and issued under the Agreement and the Series 2001-3 Supplement, dated as of April 3, 2001, to the
Agreement (the "Series 2001-3 Supplement"). Interest on the Series 2001-3 Certificates accrues from April 3, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-3 Class A
Certificates and the Series 2001-3 Class B Certificates is scheduled to be distributed on the March 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-3 Supplement.

     On April 19, 2001, the Trust issued $598,125,000 Class A Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.13% per annum above one month LIBOR, and $58,000,000 Class B Series 2001-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "Series 2001-4 Class A Certificates" and the "Series 2001-4 Class B Certificates", respectively, and collectively, the "Series 2001-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 12, 2001, to a Prospectus, dated as of April 12, 2001, and issued under the Agreement and the Series 2001-4 Supplement, dated as of April 19, 2001, to the Agreement (the "Series 2001-4 Supplement"). Interest on the Series 2001-4 Certificates accrues from April 19, 2001 and is payable on May 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-4 Class A
Certificates and the Series 2001-4 Class B Certificates is scheduled to be distributed on the April 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-4 Supplement.

     On May 9, 2001, the Trust issued $412,500,000 Class A Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.18% per annum above one month LIBOR, and $40,000,000 Class B Series 2001-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "Series 2001-5 Class A Certificates" and the "Series 2001-5 Class B Certificates", respectively, and collectively, the "Series 2001-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 3, 2001, to a Prospectus, dated as of May 3, 2001, and issued under the Agreement and the Series 2001-5 Supplement, dated as of May 9, 2001, to the Agreement (the "Series 2001-5 Supplement"). Interest on the Series 2001-5 Certificates accrues from May 9, 2001 and is payable on June 15, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-5 Class A Certificates and the Series 2001-5 Class B Certificates is scheduled to be distributed on the April 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-5 Supplement.

     On June 12, 2001, the Trust issued $577,500,000 Class A Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $56,000,000 Class B Series 2001-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "Series 2001-6 Class A Certificates" and the "Series 2001-6 Class B Certificates", respectively, and collectively, the "Series 2001-6 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 6, 2001, to a Prospectus, dated as of June 6, 2001, and issued under the Agreement and the Series 2001-6 Supplement, dated as of June 12, 2001, to the Agreement (the "Series 2001-6 Supplement"). Interest on the Series 2001-6 Certificates accrues from June 12, 2001 and is payable on July 16, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-6 Class A Certificates and the Series 2001-6 Class B Certificates is scheduled to be distributed on the May 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-6 Supplement.

     On August 21, 2001, the Trust issued $536,250,000 Class A Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.12% per annum above one month LIBOR, and $52,000,000 Class B Series 2001-7 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.36% per annum above one month LIBOR (the "Series 2001-7 Class A Certificates" and the "Series 2001-7 Class B Certificates", respectively, and collectively, the "Series 2001-7 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 15, 2001, to a Prospectus, dated as of August 15, 2001, and issued under the Agreement and the Series 2001-7 Supplement, dated as of August 21, 2001, to the Agreement (the "Series 2001-7 Supplement"). Interest on the Series 2001-7 Certificates accrues from August 21, 2001 and is payable on September 17, 2001 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2001-7 Class A Certificates and the Series 2001-7 Class B Certificates is scheduled to be distributed on the July 17, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2001-7 Supplement.

     On February 21, 2002, the Trust issued $759,000,000 Class A Series 2002-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $73,600,000 Class B Series 2002-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.40% per annum above one month LIBOR (the "Series 2002-1 Class A Certificates" and the "Series 2002-1 Class B Certificates", respectively, and collectively, the "Series 2002-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2002, to a Prospectus, dated as of February 13, 2002, and issued under the Agreement and the Series 2002-1 Supplement, dated as of February 21, 2002, to the Agreement (the "Series 2002-1 Supplement"). Interest on the Series 2002-1 Certificates accrues from February 21, 2002 and is payable on March 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-1 Class A Certificates and the Series 2002-1 Class B Certificates is scheduled to be distributed on the February 15, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-1 Supplement.

     On April 25, 2002, the Trust issued $775,500,000 Class A Series 2002-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $75,200,000 Class B Series 2002-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.39% per annum above one month LIBOR (the "Series 2002-2 Class A Certificates" and the "Series 2002-2 Class B Certificates", respectively, and collectively, the "Series 2002-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of April 18, 2002, to a Prospectus, dated as of April 18, 2002, and issued under the Agreement and the Series 2002-2 Supplement, dated as of April 25, 2002, to the Agreement (the "Series 2002-2 Supplement"). Interest on the Series 2002-2 Certificates accrues from April 25, 2002 and is payable on May 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-2 Class A
Certificates and the Series 2002-2 Class B Certificates is scheduled to be distributed on the April 16, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-2 Supplement.

     On May 16, 2002, the Trust issued $759,000,000 Class A Series 2002-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $73,600,000 Class B Series 2002-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.38% per annum above one month LIBOR (the "Series 2002-3 Class A Certificates" and the "Series 2002-3 Class B Certificates", respectively, and collectively, the "Series 2002-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 13, 2002, to a Prospectus, dated as of May 13, 2002, and issued under the Agreement and the Series 2002-3 Supplement, dated as of May 16, 2002, to the Agreement (the "Series 2002-3 Supplement"). Interest on the Series 2002-3 Certificates accrues from May 16, 2002 and is payable on June 17, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-3 Class A Certificates and the Series 2002-3 Class B Certificates is scheduled to be distributed on the May 15, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-3 Supplement.

     On July 17, 2002, the Trust issued $412,500,000 Class A Series 2002-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.04% per annum above one month LIBOR, and $40,000,000 Class B Series 2002-4 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.31% per annum above one month LIBOR (the "Series 2002-4 Class A Certificates" and the "Series 2002-4 Class B Certificates", respectively, and collectively, the "Series 2002-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of July 10, 2002, to a Prospectus, dated as of July 10, 2002, and issued under the Agreement and the Series 2002-4 Supplement, dated as of July 17, 2002, to the
Agreement (the "Series 2002-4 Supplement"). Interest on the Series 2002-4 Certificates accrues from July 17, 2002 and is payable on August 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-4 Class A
Certificates and the Series 2002-4 Class B Certificates is scheduled to be distributed on the July 15, 2005 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-4 Supplement.

     On July 17, 2002, the Trust issued $495,000,000 Class A Series 2002-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.17% per annum above one month LIBOR, and $48,000,000 Class B Series 2002-5 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "Series 2002-5 Class A Certificates" and the "Series 2002-5 Class B Certificates", respectively, and collectively, the "Series 2002-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of July 10, 2002, to a Prospectus, dated as of July 10, 2002, and issued under the Agreement and the Series 2002-5 Supplement, dated as of July 17, 2002, to the
Agreement (the "Series 2002-5 Supplement"). Interest on the Series 2002-5 Certificates accrues from July 17, 2002 and is payable on August 15, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-5 Class A
Certificates and the Series 2002-5 Class B Certificates is scheduled to be distributed on the July 15, 2009 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-5 Supplement.

     On August 15, 2002, the Trust issued $594,000,000 Class A Series 2002-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.14% per annum above one month LIBOR, and $57,600,000 Class B Series 2002-6 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.45% per annum above one month LIBOR (the "Series 2002-6 Class A Certificates" and the "Series 2002-6 Class B Certificates", respectively, and collectively, the "Series 2002-6 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 8, 2002, to a Prospectus, dated as of August 8, 2002, and issued under the Agreement and the Series 2002-6 Supplement, dated as of August 15, 2002, to the Agreement (the "Series 2002-6 Supplement"). Interest on the Series 2002-6 Certificates accrues from August 15, 2002 and is payable on September 16, 2002 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2002-6 Class A Certificates and the Series 2002-6 Class B Certificates is scheduled to be distributed on the August 15, 2007 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2002-6 Supplement.

     On February 20, 2003, the Trust issued $759,000,000 Class A Series 2003-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $73,600,000 Class B Series 2003-1 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.40% per annum above one month LIBOR (the "Series 2003-1 Class A Certificates" and the "Series 2003-1 Class B Certificates", respectively, and collectively, the "Series 2003-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 13, 2003, to a Prospectus, dated as of February 13, 2003, and issued under the Agreement and the Series 2003-1 Supplement, dated as of February 20, 2003 to the Agreement (the "Series 2003-1 Supplement"). Interest on the Series 2003-1 Certificates accrues from February 20, 2003 and is payable on March 17, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-1 Class A Certificates and the Series 2003-1 Class B Certificates is scheduled to be distributed on the February 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-1 Supplement.

     On April 2, 2003, the Trust issued $907,500,000 Class A Series 2003-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $88,000,000 Class B Series 2003-2 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.37% per annum above one month LIBOR (the "Series 2003-2 Class A Certificates" and the "Series 2003-2 Class B Certificates", respectively, and collectively, the "Series 2003-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of March 26, 2003, to a Prospectus, dated as of March 26, 2003, and issued under the Agreement and the Series 2003-2 Supplement, dated as of April 2, 2003 to the Agreement (the "Series 2003-2 Supplement"). Interest on the Series 2003-2 Certificates accrues from April 2, 2003 and is payable on May 15, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-2 Class A
Certificates and the Series 2003-2 Class B Certificates is scheduled to be distributed on the March 17, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-2 Supplement.

     On May 7, 2003, the Trust issued $618,750,000 Class A Series 2003-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.11% per annum above one month LIBOR, and $60,000,000 Class B Series 2003-3 Floating Rate Asset Backed Certificates, bearing a certificate rate of 0.35% per annum above one month LIBOR (the "Series 2003-3 Class A Certificates" and the "Series 2003-3 Class B Certificates", respectively, and collectively, the "Series 2003-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 1, 2003, to a Prospectus, dated as of May 1, 2003, and issued under the Agreement and the Series 2003-3 Supplement, dated as of May 7, 2003 to the Agreement (the "Series 2003-3 Supplement"). Interest on the Series 2003-3 Certificates accrues from May 7, 2003 and is payable on June 16, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-3 Class A Certificates and the Series 2003-3 Class B Certificates is scheduled to be distributed on the April 15, 2008 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-3 Supplement.

     On June 18, 2003, the Trust issued $588,200,000 Class A Series 2003-4 1.69% Asset Backed Certificates, and $40,800,000 Class B Series 2003-4 1.90% Asset Backed Certificates, (the "Series 2003-4 Class A Certificates" and the "Series 2003-4 Class B Certificates", respectively, and collectively, the "Series 2003-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of June 12, 2003, to a Prospectus, dated as of June 12, 2003, and issued under the Agreement and the Series 2003-4 Supplement, dated as of June 18, 2003 to the Agreement (the "Series 2003-4 Supplement"). Interest on the Series 2003-4 Certificates accrues from June 18, 2003 and is payable on July 15, 2003 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2003-4 Class A
Certificates and the Series 2003-4 Class B Certificates is scheduled to be distributed on the June 15, 2006 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2003-4 Supplement.

     On March 1, 2004, the Trust issued $668,000,000 Class A Series 2004-1 Floating Rate Asset Backed Certificates, and $60,000,000 Class B Series 2004-1 Floating Rate Asset Backed Certificates, (the "Series 2004-1 Class A Certificates" and the "Series 2004-1 Class B Certificates", respectively, and collectively, the "Series 2004-1 Certificates"), offered pursuant to a Prospectus Supplement, dated as of February 17, 2004, to a Prospectus, dated as of February 17, 2004, and issued under the Agreement and the Series 2004-1
Supplement, dated as of March 1, 2004 to the Agreement (the "Series 2004-1 Supplement"). Interest on the Series 2004-1 Certificates accrues from March 1, 2004 and is payable on April 15, 2004 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2004-1 Class A Certificates and the Series 2004-1 Class B Certificates is scheduled to be distributed on the February 17, 2009 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2004-1 Supplement.

     On June 2, 2004, the Trust issued $334,000,000 Class A Series 2004-2 Floating Rate Asset Backed Certificates, and $30,000,000 Class B Series 2004-2 Floating Rate Asset Backed Certificates, (the "Series 2004-2 Class A Certificates" and the "Series 2004-2 Class B Certificates", respectively, and collectively, the "Series 2004-2 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 17, 2004, to a Prospectus, dated as of May 17, 2004, and issued under the Agreement and the Series 2004-2 Supplement, dated as of June 2, 2004 to the Agreement (the "Series 2004-2 Supplement"). Interest on the Series 2004-2 Certificates accrues from June 2, 2004 and is payable on July 15, 2004 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2004-2 Class A Certificates and the Series 2004-2 Class B Certificates is scheduled to be distributed on the May 15, 2014 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2004-2 Supplement.

     On June 2, 2004, the Trust issued $522,000,000 Class A Series 2004-3 4.35% Asset Backed Certificates, and $30,000,000 Class B Series 2004-3 4.55% Asset Backed Certificates, (the "Series 2004-3 Class A Certificates" and the "Series 2004-3 Class B Certificates", respectively, and collectively, the "Series 2004-3 Certificates"), offered pursuant to a Prospectus Supplement, dated as of May 17, 2004, to a Prospectus, dated as of May 17, 2004, and issued under the Agreement and the Series 2004-3 Supplement, dated as of June 2, 2004 to the Agreement (the "Series 2004-3 Supplement"). Interest on the Series 2004-3 Certificates accrues from June 2, 2004 and is payable on July 15, 2004 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2004-3 Class A Certificates and the Series 2004-3 Class B Certificates is scheduled to be distributed on the May 15, 2009 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2004-3 Supplement.

     On August 17, 2004, the Trust issued $918,500,000 Class A Series 2004-4 Floating Rate Asset Backed Certificastes, and $82,500,000 Class B Series 2004-4 Floating Rate Asset Backed Certificates, (the "Series 2004-4 Class A Certificates" and the "Series 2004-4 Class B Certificates", respectively and collectively, the "Series 2004-4 Certificates"), offered pursuant to a Prospectus Supplement, dated as of August 9, 2004, to a Prospectus, dated as of August 9, 2004, and issued under the Agreement and the Series 2004-4 Supplement, dated as of August 17, 2004 to the Agreement (the "Series 2004-4 Supplement"). Interest on the Series 2004-4 Certificates accrues from August 17, 2004 and is payable on September 15, 2004 and on the fifteenth day of each month thereafter
- which is the Distribution Date as described above. Principal with respect to the Series 2004-4 Class A Certificates and the Series 2004-4 Class B Certificates is scheduled to be distributed on the August 17, 2009 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2004-4 Supplement.

     On September 23, 2004, the Trust issued $835,000,000 Class A Series 2004-5 Floating Rate Asset Backed Certificastes, and $75,000,000 Class B Series 2004-5 Floating Rate Asset Backed Certificates, (the "Series 2004-5 Class A Certificates" and the "Series 2004-5 Class B Certificates", respectively and collectively, the "Series 2004-5 Certificates"), offered pursuant to a Prospectus Supplement, dated as of September 15, 2004, to a Prospectus, dated as of September 15, 2004, and issued under the Agreement and the Series 2004-5 Supplement, dated as of September 23, 2004 to the Agreement (the "Series 2004-5 Supplement"). Interest on the Series 2004-5 Certificates accrues from September 23, 2004 and is payable on October 15, 2004 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2004-5 Class A Certificates and the Series 2004-5 Class B Certificates is scheduled to be distributed on the September 15, 2009 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2004-5 Supplement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibit:

         20   Series' 2000-1, 2000-2, 2000-3, 2000-4, 2000-5, 2001-1, 2001-2,
              2001-3, 2001-4, 2001-5, 2001-6, 2001-7, 2002-1, 2002-2, 2002-3,
              2002-4, 2002-5, 2002-6, 2003-1, 2003-2, 2003-3, 2003-4, 2004-1,
              2004-2, 2004-3, 2004-4  and 2004-5 Monthly Servicer's
              Certificate, dated November 9, 2004, for the November 15, 2004 Distribution Date.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  November 15, 2004




                              American Express Receivables Financing
                              Corporation II,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ David L. Yowan
                                     -------------------------------------
                              Name:  David L. Yowan
                              Title: President




                              American Express Receivables Financing
                              Corporation III LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Traci L. Memmott
                                     -------------------------------------
                              Name:  Traci L. Memmott
                              Title: Vice President and Treasurer




                              American Express Receivables Financing
                              Corporation IV LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Rob Radle
                                     -------------------------------------
                              Name:  Rob Radle
                              Title: President

                              EXHIBIT INDEX
                              -------------

Designation                   Description
-----------                   -----------
Exhibit 20                    Series' 2000-1, 2000-2, 2003-1,
                              2000-4, 2000-5, 2001-1, 2001-2,
                              2001-3, 2001-4, 2001-5, 2001-6,
                              2001-7, 2002-1, 2002-2, 2002-3,
                              2002-4, 2002-5, 2002-6, 2003-1,
                              2003-2, 2003-3, 2003-4, 2004-1,
                              2004-2, 2004-3, 2004-4  and 2004-5
                              Monthly Servicer's Certificate, dated
                              November 9, 2004, for the November 15,
                              2004 Distribution Date.